UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2012

DYNEX CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-9819	52-1549373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4991 Lake Brook Drive, Suite 100 Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(804) 217-5800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

On July 30, 2012, Articles of Amendment to the Restated Articles of Incorporation of Dynex Capital, Inc. (the “Company”) became effective. The Articles of Amendment designate 8,000,000 shares of the Company’s authorized but unissued preferred stock as shares of the Company’s 8.50% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”) with the terms, including preferences, limitations and relative rights, set forth in the Articles of Amendment.

The Articles of Amendment provide that the Company will pay, when and as declared by the Board of Directors out of funds legally available for that purpose, quarterly cumulative dividends on the Series A Preferred Stock, in arrears, on January 15, April 15, July 15 and October 15 of each year (provided that if any dividend payment date is not a business day, then the dividend which would otherwise have been payable on that dividend payment date may be paid on the next succeeding business day) from, and including, August 1, 2012 at a rate of 8.50% per year of the $25.00 per share liquidation preference (equivalent to $2.125 per year per share).

The Series A Preferred Stock will rank, with respect to rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Company, (i) senior to all classes or series of the Company’s common stock and to all other equity securities issued by the Company other than equity securities referred to in clauses (ii) and (iii) of this sentence, (ii) on a parity with all equity securities issued by the Company with terms specifically providing that those equity securities rank on a parity with the Series A Preferred Stock with respect to rights to the payment of dividends and the distribution of assets upon any liquidation, dissolution or winding up of the Company, and (iii) junior to all equity securities issued by the Company with terms specifically providing that those equity securities rank senior to the Series A Preferred Stock with respect to rights to the payment of dividends and the distribution of assets upon any liquidation, dissolution or winding up of the Company.

The Series A Preferred Stock is not redeemable prior to July 31, 2017, except upon a “Change of Control”, as defined in the Articles of Amendment, and except that the Company may purchase or redeem shares of the Series A Preferred Stock to preserve the Company’s qualification as a real estate investment trust (“REIT”) for federal income tax purposes or to protect the tax status of one or more real estate mortgage conduits (“REMICs”) in which the Company has acquired or plans to acquire an interest or avoid the direct or indirect imposition of a penalty tax on the Company.

On and after July 31, 2017, the Company may, at its option, redeem any or all of the shares of the Series A Preferred Stock at $25.00 per share plus any accumulated and unpaid dividends to, but not including, the redemption date. In addition, upon the occurrence of a Change of Control, the Company may, at its option, redeem any or all of the shares of Series A Preferred Stock within 120 days after the first date on which such Change of Control occurred at $25.00 per share plus any accumulated and unpaid dividends to, but not including, the redemption date.

Upon the occurrence of a Change of Control, each holder of Series A Preferred Stock will have the right (subject to the Company’s election to redeem the Series A Preferred Stock in whole or in part, as described above, prior to the Change of Control Conversion Date (as defined in the Articles of Amendment)) to convert some or all of the Series A Preferred Stock held by such holder into a number of shares of the Company’s common stock per share of Series A Preferred Stock determined by formula, in each case, on the terms and subject to the conditions described in the Articles of Amendment, including provisions for the receipt, under specified circumstances, of alternative consideration.

The Series A Preferred Stock has no stated maturity, is not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company or converted into the Company’s common stock in connection with a Change of Control by the holders of Series A Preferred Stock.

The restrictions on ownership and transfer in Article VI and Article VII of the Restated Articles of Incorporation apply to the Series A Preferred Stock in order to protect the Company’s status as a REIT for federal income tax purposes, and to protect the tax status of one or more REMICs in which the Company has acquired or plans to acquire an interest or to avoid the direct or indirect imposition of a penalty tax on the Company.

Holders of Series A Preferred Stock generally have no voting rights. However, whenever dividends on any shares of Series A Preferred Stock are in arrears for six or more quarterly dividend periods, whether or not consecutive, the number of directors constituting the Company’s Board of Directors will be automatically increased by two (if not already increased by two by reason of the election of directors by the holders of any other class or series of preferred stock the Company may issue upon which like voting rights have been conferred and are exercisable and with which the Series A Preferred Stock is entitled to vote as a voting group with respect to the election of those two directors) and the holders of Series A Preferred Stock (voting separately as a voting group with all other classes or series of preferred stock the Company may issue upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a voting group with the Series A Preferred Stock in the election of those two directors) will be entitled to vote for the election of those two additional directors. Such voting rights will continue until all dividends accumulated on the Series A Preferred Stock for all past dividend periods and the then current dividend period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment.

Holders of Series A Preferred Stock have limited voting rights in certain other circumstances as delineated in the Articles of Amendment.

On each matter on which holders of Series A Preferred Stock are entitled to vote, each share of Series A Preferred Stock will be entitled to one vote, except that when shares of any other class or series of preferred stock have the right to vote with the Series A Preferred Stock as a single voting group on any matter, the Series A Preferred Stock and the shares of each such other class or series will have one vote for each $25.00 of liquidation preference (excluding accumulated dividends).

As of the date of this Current Report on Form 8-K, there are 2,300,000 shares of Series A Preferred Stock outstanding, and the Company has no other outstanding preferred stock.

A copy of the Articles of Amendment and specimen of Series A Preferred Stock certificate are filed as Exhibits 3.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The description of the terms of the Articles of Amendment in this Item 3.03 is qualified in its entirety by reference to Exhibit 3.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Restated Articles of Incorporation

The information set forth above under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Amendment to Bylaws

On August 1, 2012, amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) became effective.

Section 2.05 of the Bylaws was amended to clarify that a majority of the votes cast on any matter, other than the election of directors, at a duly organized meeting at which a quorum is present will constitute shareholder approval, except as otherwise specified in the Restated Articles of Incorporation, the Bylaws or applicable law.

Section 3.02 of the Bylaws was amended to provide that the size of the Company’s Board of Directors is subject to automatic increase from six to eight directors in accordance with Article III of the Restated Articles of Incorporation. This change was made to accommodate the limited voting rights of the Series A Preferred Stock. Section 3.02 previously made no provision for the automatic increase of the size of the Board of Directors.

Other conforming changes to reflect the limited voting rights of the Series A Preferred Stock were also made to the Bylaws.

A copy of the Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference. The description of the terms of the Bylaws in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.2.

Item 9.01	Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment to the Restated Articles of Incorporation, effective July 30, 2012 (incorporated herein by reference to Exhibit 3.1.1 to the Company’s Form 8-A filed August 1, 2012).

3.2*	Bylaws, as amended effective August 1, 2012.

4.1	Specimen of 8.50% Series A Cumulative Redeemable Preferred Stock Certificate (incorporated herein by reference to Exhibit 4.2 to the Company’s Form 8-A filed August 1, 2012).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEX CAPITAL, INC.

Date: August 3, 2012	By:	/s/ Stephen J. Benedetti
Stephen J. Benedetti
Executive Vice President, Chief Operating Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Articles of Amendment to the Restated Articles of Incorporation, effective July 30, 2012 (incorporated herein by reference to Exhibit 3.1.1 to the Company’s Form 8-A filed August 1, 2012).

3.2*	Bylaws, as amended effective August 1, 2012.

4.1	Specimen of 8.50% Series A Cumulative Redeemable Preferred Stock Certificate (incorporated herein by reference to Exhibit 4.2 to the Company’s Form 8-A filed August 1, 2012).

*	Filed herewith.